SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2023
Share-Based Payment Arrangement [Abstract]
SHARE-BASED COMPENSATION

NOTE 15. SHARE-BASED COMPENSATION

On September 21, 2022, the Company’s Board of Directors appointed Jeffrey Max as the Company’s new Chief Executive Officer and granted an inducement grant of restricted stock units (“RSUs”) for an aggregate of 17,673 shares of Ascent’s common stock. 20% of the RSUs are fully vested upon grant. The remaining 80% of the RSUs vests in equal monthly increments over the next 36 months. Any outstanding and unvested RSUs will accelerate and fully vest upon the earlier of (i) a change of control and (ii) the termination of Mr. Max’s employment for any reason other than (x) by the Company for cause or (y) by Mr. Max without good reason. The estimated fair value of the restricted stock unit is $1,074, the closing price at grant date. The RSUs will settle in eight equal increments on the last business day of each calendar quarter beginning with the initial settlement date of September 30, 2024.

On December 12, 2022, the Company’s Board of Directors appointed Paul Warley as the Company’s new Chief Financial Officer and granted him an inducement grant of RSUs for an aggregate of 3,500 shares of Ascent’s common stock. 20% of the RSUs are fully vested upon grant. The remaining 80% of the RSUs vests in equal monthly increments over the next 36 months. Any outstanding and unvested RSUs will accelerate and fully vest upon the earlier of (i) a change of control and (ii) the termination of Mr. Warley’s employment for any reason other than (x) by the Company for cause or (y) by Mr. Warley without good reason. The estimated fair value of the restricted stock unit is $596, the closing price at grant date. The RSUs will settle in eight equal increments on the last business day of each calendar quarter beginning with the initial settlement date of December 31, 2024.

On April 26, 2023, the Company terminated its employment contract with Mr. Max resulting in the forfeiture of 11,389 restricted stock units. The remaining non-vested shares of 1,867 units as of December 31, 2023 are expected to vest in the future. Total unrecognized share-based compensation expense from the remaining unvested restricted stock as of December 31, 2023 was approximately $1.1 million and is expected to be recognized over 24 months. The Company recognized share-based compensation expense related to restricted stock grants of $2,243,445 and $5,478,734 for the year ended December 31, 2023 and 2022, respectively.  The following table summarizes non-vested restricted stock and the related activity as of and for the years ended December 31, 2023, and 2022:

	Shares	Weighted Average Grant Date Fair Value
Non-vested at January 1, 2022	—	$—
Granted	21,173	994.00
Vested	(5,413)	1,012.00
Forfeited	—	—
Non-vested at December 31, 2022	15,760	$990.00
Granted	—	—
Vested	(2,504)	895.85
Forfeited	(11,389)	1,074.00
Non-vested at December 31, 2023	1,867	$596.00

The fair values of the respective vesting dates of RSUs was $264,800 and $4,933,600 for the years ended December 31, 2023 and 2022, respectively.